SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Index Fund
Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
Long Duration Fund
World Equity Ex-US Fund
Screened World Equity Ex-US Fund
High Yield Bond Fund
(the "Funds")

Supplement dated April 1, 2014
to the Class A Shares Prospectus (the "Prospectus") dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap, Large Cap Diversified Alpha, Large Cap Index, Small Cap, Small Cap II, Small/Mid Cap Equity, World Equity Ex-US, Screened World Equity Ex-US and High Yield Bond Funds, and changes related to the benchmark indices of the Long Duration Fund.

Change in Sub-Advisers for the Large Cap and Large Cap Diversified Alpha Funds

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for each of the Large Cap and Large Cap Diversified Alpha Funds, the text relating to WestEnd Advisors, LLC is hereby deleted.

In addition, under the headings "Large Cap Fund" and "Large Cap Diversified Alpha Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to WestEnd Advisors, LLC is hereby deleted.

There are no other changes in the portfolio management of the Large Cap and Large Cap Diversified Alpha Funds.

Change in Portfolio Management for the Large Cap Index Fund

In the chart under the heading "Sub-Adviser and Portfolio Managers," in the Fund Summary for the Large Cap Index Fund, the text relating to SSgA Funds Management, Inc. is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSgA Funds Management, Inc.	Karl Schneider	Since 2005	Vice President, Senior Portfolio Manager
	Michael Feehily, CFA	Since 2014	Senior Managing Director and Co-Head of Passive Equity Strategies in North America

In addition, under the heading "Large Cap Index Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to SSgA Funds Management, Inc. is hereby deleted and replaced with the following:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. Senior Portfolio Manager Karl Schneider and Senior Managing Director Michael Feehily, CFA have day-to-day management responsibility of the Large Cap Index Fund. Mr. Schneider is a member of SSgA FM's Global Equity Beta Solutions (GEBS) team and is a vice president of SSgA FM. Mr. Schneider joined the firm in 1996 and is the Head of US Equity Strategies for the GEBS team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group's passive equity portfolios. In addition to serving as a senior managing director of SSgA FM, Mr. Feehily is the Co-Head of Passive Equity Strategies in North America. He joined SSgA FM in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the firm in 2010. Mr. Feehily received a Bachelor of Science in Finance, Investments and Economics from Babson College, and an MBA in Finance from Bentley College. Mr. Feehily has earned the Chartered Financial Analyst designation, and is a member of the CFA Institute and the Boston Security Analysts Society. Mr. Feehily is also a former member of the Russell Index Client Advisory Board.

There are no other changes in the portfolio management of the Large Cap Index Fund.

Change in Sub-Adviser Name for the Small Cap, Small Cap II and Small/Mid Cap Equity Funds

Effective March 28, 2014, Timberline Asset Management LLC ("Timberline"), which serves as a sub-adviser to each of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds, changed its name to Montibus Capital Management LLC ("MCM"). Therefore, in the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for each of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds, all references to "Timberline Asset Management LLC" are hereby replaced with "Montibus Capital Management LLC" and all abbreviations for "Timberline" are hereby deleted and replaced with "MCM" in the appropriate alphabetical order thereof.

In addition, under the headings "Small Cap Fund," "Small Cap II Fund" and "Small/Mid Equity Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," all references to "Timberline Asset Management LLC" are hereby replaced with "Montibus Capital Management LLC" and all abbreviations for "Timberline" are hereby deleted and replaced with "MCM" in the appropriate alphabetical order thereof.

There are no other changes in the portfolio management of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds.

Change in Benchmark Indices for the Long Duration Fund

Under the heading "Average Annual Total Returns (for the periods ended December 31, 2012)," in the "Performance Information" section of the Fund Summary for the Long Duration Fund, the first paragraph is hereby deleted and replaced with the following:

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 60/40 and 70/30 Blended Benchmarks, each of which consists of the Barclays Capital U.S. Long Credit Index and the Barclays Capital U.S. Long Government Index. The Fund's Blended Benchmarks are designed to provide a useful comparison to the Fund's overall performance and more accurately reflect the Fund's investment strategy than the broad-based index. The Fund added the 70/30 Blended Benchmark because it more closely aligns with the Fund's investment strategy.

In addition, the table under the same heading is hereby deleted and replaced with the following:

Long Duration Fund	1 Year	5 Years	Since Inception* (4/21/2004)
Return Before Taxes	10.56%	7.95%	6.61%
Return After Taxes on Distributions	6.83%	5.03%	4.03%
Return After Taxes on Distributions and Sale of Fund Shares	7.09%	5.11%	4.13%
Barclays Capital Long U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.78%	10.16%	8.59%
The Fund's 60/40 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	9.15%	10.26%	8.58%
The Fund's 70/30 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	10.04%	10.32%	8.54%

*  Index returns are shown from April 30, 2004.

There are no other changes to the benchmark indices of the Long Duration Fund.

Change in Sub-Advisers and Portfolio Management for the World Equity Ex-US Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the World Equity Ex-US Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Baillie Gifford Overseas Ltd	Gerald Smith	Since 2014	Investment Manager and Partner
	Angus Franklin	Since 2014	Investment Manager and Partner
	Jonathan Bates	Since 2014	Investment Manager and Partner
	Elaine Morrison	Since 2014	Investment Manager and Partner
	Andrew Stobart	Since 2014	Investment Manager
	Andrew Strathdee	Since 2014	Investment Manager

In addition, under the heading "World Equity Ex-US Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

Baillie Gifford Overseas Ltd: Baillie Gifford Overseas Ltd (Baillie Gifford), located at Calton Square, 1 Greenside Road, Edinburgh, Scotland EH1 3AN, serves as Sub-Adviser to the World Equity Ex-US Fund. Baillie Gifford's ACWI ex-US Alpha Portfolio Construction Group (PCG) manages the portion of the assets of the World Equity Ex-US Fund allocated to Baillie Gifford. Gerald Smith, Investment Manager and Partner at Baillie Gifford, joined the firm in 1987 and has chaired the ACWI ex-US Alpha PCG since its inception in 2006. Mr. Smith is also the Head of Global Opportunities. Angus Franklin, Investment Manager and Partner at Baillie Gifford, joined the firm in 1994 and now works full time conducting research for ACWI ex-US Alpha portfolios with specific responsibility for European stocks. Mr. Franklin has been a member of the ACWI ex-US Alpha PCG since its inception. Jonathan Bates, Investment Manager and Partner at Baillie Gifford, joined the firm in 1993 and now works full time conducting research for ACWI ex-US Alpha portfolios with specific responsibility for Canadian stocks. Mr. Bates has been a member of the ACWI ex-US Alpha PCG since 2010. Elaine Morrison, Investment Manager and Partner at Baillie Gifford, joined the firm in 1989. She is also the Head of the Developed Asia Equity Team. Ms. Morrison has been a member of the ACWI ex-US Alpha PCG since 2007. Andrew Stobart, Investment Manager at Baillie Gifford, joined the firm in 1991. He has been a member of the ACWI ex-US Alpha PCG since 2008. Andrew Strathdee, Investment Manager at Baillie Gifford, joined Baillie Gifford in 1995. He has been a member of the ACWI ex US Alpha PCG since 2007.

In addition, as of April 1, 2014, William V. Fries and Lei Wang no longer serve as portfolio managers for the portion of the assets of the World Equity Ex-US Fund allocated to Thornburg Investment Management Inc. Therefore, all references to William V. Fries and Lei Wang are hereby deleted.

There are no other changes in the portfolio management of the World Equity Ex-US Fund.

Change in Portfolio Management for the Screened World Equity Ex-US Fund

As of April 1, 2014, William V. Fries and Lei Wang no longer serve as portfolio managers for the portion of the assets of the Screened World Equity Ex-US Fund allocated to Thornburg Investment Management Inc. Therefore, all references to William V. Fries and Lei Wang are hereby deleted.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

Change in Sub-Advisers for the High Yield Bond Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the High Yield Bond Fund, the text relating to Guggenheim Partners Investment Management, LLC is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Benefit Street Partners L.L.C.	Thomas Gahan	Since 2014	Chief Executive Officer
	Mike Paasche	Since 2014	Senior Managing Director

In addition, under the heading "High Yield Bond Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to "Guggenheim Partners Investment Management, LLC" is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Benefit Street Partners L.L.C.: Benefit Street Partners L.L.C. (Benefit Street), located at 9 West 57th Street, Suite 4700, New York, NY 10019, serves as Sub-Adviser to the High Yield Bond Fund. Benefit Street was formed in February 2011, and is an affiliate of Providence Equity Capital Markets (PECM), the debt investment arm of Providence Equity Partners L.L.C. (PEP), a leading sector-specialized private equity firm. PECM was established in 2008 as the debt investment arm of PEP. Since 2011, Benefit Street is the investment manager of all credit funds for the debt investment arm. Thomas Gahan and Michael Paasche manage the portion of the assets of the High Yield Bond Fund allocated to Benefit Street. Mr. Gahan is the founder and Chief Executive Officer of Benefit Street and has served as President/Chief Executive Officer of PECM since 2008. Michael Paasche has been a Senior Managing Director of PECM and its affiliates since 2008.

There are no other changes in the portfolio management of the High Yield Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-857 (4/14)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Index Fund
Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
World Equity Ex-US Fund
Screened World Equity Ex-US Fund
High Yield Bond Fund
(the "Funds")

Supplement dated April 1, 2014
to the Statement of Additional Information (the "SAI") dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap, Large Cap Diversified Alpha, Large Cap Index, Small Cap, Small Cap II, Small/Mid Cap Equity, World Equity Ex-US, Screened World Equity Ex-US Fund and High Yield Bond Funds.

Change in Sub-Advisers for the Large Cap and Large Cap Diversified Alpha Funds

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," all references to WestEnd Advisors, LLC's management of the Large Cap and Large Cap Diversified Alpha Funds are hereby deleted.

In addition, under the sub-heading "WestEnd," under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," all references to WestEnd Advisors, LLC's management of the Large Cap and Large Cap Diversified Alpha Funds are hereby deleted.

There are no other changes in the portfolio management of the Large Cap and Large Cap Diversified Alpha Funds.

Change in Portfolio Management for the Large Cap Index Fund

Under the sub-heading "SSgA FM," under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the text with respect to "Compensation," "Ownership of Fund Shares" and "Other Accounts" is hereby deleted and replaced with the following:

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the Large Cap Index, Extended Market Index and Dynamic Asset Allocation Funds as set forth in the respective investment sub-advisory agreements between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Funds.

The compensation of SSgA FM's investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street Corporation's Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street Corporation and SSgA business results, State Street Corporation allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm's overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of December 31, 2013, SSgA FM's portfolio managers did not beneficially own any shares of the Large Cap Index, Extended Market Index or Dynamic Asset Allocation Funds.

Other Accounts. The Large Cap Index and Extended Market Index Funds are managed by the Global Equity Beta Solutions team. Portfolio managers Karl Schneider and Michael Feehily, CFA have day-to-day management responsibility of the Large Cap Index Fund. Michael Feehily, CFA and John Tucker, CFA are Managing Directors and Co-Heads of Passive Equity Strategies in North America. They have day-to-day management responsibility of the Extended Market Index Fund. The Dynamic Asset Allocation Fund is managed by the Investment Solutions Group. Portfolio managers Michael O. Martel, Jeremiah K. Holly, CFA, and Charles L. McGinn have day-to-day management responsibility of the Dynamic Asset Allocation Fund. As of May 31, 2013, in addition to the Large Cap Index, Extended Market Index and Dynamic Asset Allocation Funds, the portfolio managers were also responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Karl Schneider**	120	$140.39	266	$330.07	404		$429.24
Michael Feehily, CFA**±	113	$162.36	261	$408.54	501		$476.58
John Tucker, CFA**	120	$142.43	266	$330.07	404		$429.24
Michael O. Martel	7	$4.95	8	$1.35	312		$76.86
	0	$0	0	$0	9	*	$0.57
Jeremiah K. Holly, CFA	7	$4.95	8	$1.35	312		$76.86
	0	$0	0	$0	9	*	$0.57
Charles L. McGinn	7	$4.95	8	$1.35	312		$76.86
	0	$0	0	$0	9	*	$0.57

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

±  As of December 31, 2013.

There are no other changes in the portfolio management of the Large Cap Index Fund.

Change in Sub-Adviser Name for the Small Cap, Small Cap II and Small/Mid Cap Equity Funds

Effective March 28, 2014, Timberline Asset Management LLC ("Timberline"), which serves as Sub-Adviser to the Small Cap, Small Cap II and Small/Mid Cap Equity Funds, changed its name to Montibus Capital Management LLC ("MCM"). Therefore, all references to "Timberline Asset Management LLC" are hereby replaced with "Montibus Capital Management LLC" and all abbreviations for "Timberline" are hereby deleted and replaced with "MCM" in the appropriate alphabetical order thereof.

There are no other changes in the portfolio management of the Small Cap, Small Cap II and Small/Mid Cap Equity Funds.

Change in Sub-Advisers and Portfolio Management for the World Equity Ex-US Fund

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate order thereof:

BAILLIE GIFFORD OVERSEAS LTD—Baillie Gifford Overseas Ltd ("Baillie Gifford") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. Baillie Gifford is an investment adviser registered with the SEC and a United Kingdom corporation. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Baillie Gifford provides investment management services for investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, corporations, and state or municipal government entities.

In addition, under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the following paragraphs are hereby added in the appropriate order thereof:

Baillie Gifford

Compensation. SIMC pays Baillie Gifford a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between Baillie Gifford and SIMC. Baillie Gifford pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended December 31, 2013.

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co. For employees, a portfolio manager's compensation generally consists of base salary, bonus and payments under Baillie Gifford's long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford offers. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors, including investment performance, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured without regard to the impact of taxes over at least three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis.

Under the long term incentive program eligible participants receive an annual payment based on their years of service, job level and, if applicable, management responsibilities. The long term incentive award is based on investment performance relative to competitors and Baillie Gifford's operating efficiencies.

Partners' remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The main staff benefits, such as pension schemes, are not available to partners and therefore partners provide for benefits from their own personal funds.

Ownership of Fund Shares. As of December 31, 2013, Baillie Gifford's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of December 31, 2013, in addition to the World Equity Ex-US Fund, Baillie Gifford's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Gerald Smith	3	$4,759	1	$1,807	35		$12,653
	0	$0	0	$0	5	*	$3,257
Angus Franklin	3	$4,759	0	$0	35		$12,653
	0	$0	0	$0	5	*	$3,257
Jonathan Bates	3	$4,759	0	$0	35		$12,653
	0	$0	0	$0	5	*	$3,257
Elaine Morrison	3	$4,759	5	$563	42		$13,059
	0	$0	0	$0	5	*	$3,257
Andrew Strathdee	3	$4,759	2	$538	49		$15,001
	0	$0	0	$0	6	*	$3,674
Andrew Stobart	3	$4,759	4	$334	54		$15,119
	0	$0	0	$0	6	*	$3,874

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Baillie Gifford's individual portfolio managers may manage multiple client accounts. These other accounts may include separate accounts, collective investment schemes, mutual funds or offshore funds. Baillie Gifford manages potential conflicts through allocation policies and procedures and internal review processes. Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

In addition, as of April 1, 2014, William V. Fries and Lei Wang no longer serve as portfolio managers for the portion of the assets of the World Equity Ex-US Fund allocated to Thornburg Investment Management Inc. Therefore, all references to William V. Fries and Lei Wang are hereby deleted.

There are no other changes in the portfolio management of the World Equity Ex- US Fund.

Change in Portfolio Management for the Screened World Equity Ex-US Fund

As of April 1, 2014, William V. Fries and Lei Wang no longer serve as portfolio managers for the portion of the assets of the Screened World Equity Ex-US Fund allocated to Thornburg Investment Management Inc. Therefore, all references to William V. Fries and Lei Wang are hereby deleted.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

Change in Sub-Advisers for the High Yield Bond Fund

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," all references to Guggenheim Partners Investment Management, LLC's management of the High Yield Bond Fund are hereby deleted.

Under the same heading, the following paragraph is hereby added in the appropriate order thereof:

BENEFIT STREET PARTNERS L.L.C.—Benefit Street Partners L.L.C. ("Benefit Street") serves as sub-adviser to the High Yield Bond Fund. Benefit Street is an investment manager created by the principals of Providence Equity Capital Markets L.L.C. ("PECM"), which is the debt investment arm of Providence Equity Partners L.L.C. ("PEP"). The principal owners of Benefit Street are (i) Jonathan M. Nelson, through Providence Equity L.L.C. and (ii) Thomas Gahan, through BSP Holdco, LLC.

In addition, under the sub-heading "GPIM," under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," all references to Guggenheim Partners Investment Management, LLC's management of the High Yield Bond Fund are hereby deleted.

In the same section, the following paragraphs are hereby added in the appropriate order thereof:

Benefit Street

Compensation. SIMC pays Benefit Street a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Benefit Street and SIMC. Benefit Street pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund.

Benefit Street, PECM, PEP or any of their affiliates (together with such affiliates, "Providence") maintain competitive compensation policies that are in line with industry standards for similarly-sized credit funds. The portfolio managers of the High Yield Bond Fund are compensated with a base salary and performance related bonus based on both the individual's performance and the High Yield Bond Fund's performance. While certain indices may be considered when considering a portfolio manager's compensation, specific benchmarks or periods of time are not necessarily used to calculate a portfolio manager's compensation. Other factors considered when determining a portfolio manager's compensation include, without limitation, contribution to business results and overall business strategy, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, and management and supervisory responsibilities. In addition, the portfolio managers may have capital and carried interest directly or indirectly in the general partners of other Providence sponsored credit funds.

Ownership of Fund Shares. As of December 31, 2013, Benefit Street's managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of December 31, 2013, Benefit Street's portfolio managers were responsible for the day-to-day management of certain other accounts (which do not include the High Yield Bond Fund), as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Thomas Gahan	0	$0	9		$6,169.45	2		$90.57
	0	$0	9	*	$6,169.45	2	*	$90.57
Michael Paasche	0	$0	7		$5,033.21	0		$0
	0	$0	7	*	$5,033.21	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  Benefit Street utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Certain of the other funds listed above are managed by affiliates of Benefit Street. The total assets for the other funds include the sum of the net asset value of the applicable funds and uncalled commitments (including recallable amounts).

Conflicts of Interest. Benefit Street's individual portfolio managers may manage multiple client accounts. These other accounts may include separate accounts, pooled investment vehicles, other registered investment companies or offshore funds. Each client account may pursue investment opportunities similar to those pursued by another client account or by client accounts of Benefit Street's affiliates. The allocation of investment opportunities will be determined by Benefit Street and its affiliates in their good faith judgment and in accordance with, among other things, Benefit Street's policies and procedures regarding allocating investment opportunities, individual account investment guidelines, and the organizational documents or advisory agreements of the relevant client accounts. Allocation decisions can raise conflicts, for example, if the client accounts have different fee structures. Subject to applicable investment objectives and guidelines, Benefit Street and its affiliates generally allocate investment opportunities on a pro-rata basis among eligible client accounts based upon the current available capital of each such investment vehicle. In addition, certain investment opportunities are allocated using certain factors such as risk factors and/or diversification, client account investment restrictions, currency or other exposures, current portfolio composition (including current cash available), whether the client account has an existing investment in the portfolio company, as well as the client account's phase in its life cycle (for example, certain opportunities may be over-allocated or under-allocated to a client account during the beginning or the end of its investment cycle).

Benefit Street may establish one or more additional investment funds with investment objectives substantially similar to, or different from, those of the current client accounts. Allocation of available investment opportunities between the current client accounts and any such investment fund could give rise to conflicts of interest. In addition, it is expected that employees of Benefit Street responsible for managing a particular client account will have responsibilities with respect to other client accounts and client accounts managed by Benefit Street's affiliates, including funds that may be established in the future. Conflicts of interest may arise in allocating time, services or functions of these employees between client accounts.

Benefit Street, its affiliates, and officers, principals or employees of Benefit Street and its affiliates may buy or sell securities or other instruments that Benefit Street has recommended to client accounts, including the High Yield Bond Fund. In addition, such officers, principals or employees may buy securities in transactions offered to but rejected by clients. Such transactions are subject to the policies and procedures set forth in Benefit Street's Code of Ethics. Benefit Street, its affiliates, and their employees are prohibited from "front running" (i.e., purchasing a security for a personal account while knowing that a client account is about to purchase the same security, and then selling the security at a profit upon the rise in the market price following the purchase by the client account). They are similarly prohibited from engaging in short selling when they have access to confidential information that a client account is about to sell a particular security. In addition, they are prohibited from "intermarket front running" (e.g., trading in an option for a personal account when a client account is trading in the underlying security and vice versa).

Certain client accounts of Benefit Street and its affiliates may invest in bank debt and securities of companies in which other client accounts hold securities, including equity securities, including a controlling position. In the event that such investments are made by a client account, the interests of such client account may be in conflict with the interests of other client accounts of Benefit Street or its affiliates, particularly in circumstances where the underlying company is facing financial distress. The involvement of client accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors. In certain circumstances, client accounts of Benefit Street or its affiliates may be prohibited from exercising voting or other rights, and may be subject to claims by other creditors with respect to the subordination of their interest. If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the client accounts may or may not provide such additional capital, and if provided each client account will supply such additional capital in such amounts, if any, as determined by Benefit Street or its affiliates. Benefit Street and its affiliates may seek to address these conflicts by adopting policies and procedures designed to ensure that the team managing the investments make independent decisions through the enforcement of information barriers and similar procedures.

A portfolio manager may also face other potential conflicts of interest in managing the High Yield Bond Fund, and the description above is not a complete description of every conflict of interest that could arise in managing both the High Yield Bond Fund and the other accounts listed above.

There are no other changes in the portfolio management of the High Yield Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-858 (4/14)